---------------------

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K/A
                         AMENDMENT NO. 1 TO FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 21, 2003


                            SDC International, Inc.
                       ---------------------------------

    Delaware                       0-27520                 75-2583767
-----------------              ----------------        -------------------
(State or other                (Commission File           (IRS Employer
jurisdiction                       Number)             Identification No.)
of incorporation)


    231 Bradley Place
    Palm Beach, Florida                                       33480
--------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:    (561) 882-9300
                                                   -----------------------

                                777 S. Flagler
                                8th Floor West
                       West Palm Beach, Florida  33401
--------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

This Form 8-K/A amends the Form 8-K filed by the Registrant on January 23, 2003 in response to comments thereto that the Registrant received in a letter from the staff (the "Staff") of the Securities and Exchange Commission (the "Commission") dated January 27, 2003 (the "Comment Letter"). The Registrant's cover letter to this Form 8-K/A, containing responses to each comment in the Comment Letter, is being filed with the Commission simultaneously herewith.

Item 5.  Other Events.
         ------------

SDC International, Inc. issued a press release on January 21, 2003, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         ---------------------------------------------------------

(c)	Exhibits

        Exhibit No.    Description
        -----------    -----------

           99.1 Press release issued by SDC International, Inc., dated January 21, 2003.



















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


                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SDC INTERNATIONAL, INC.


                                 By:     /s/ Ronald A. Adams
                                    __________________________________
                                    Ronald A. Adams
                                    Chief Executive Officer

Date:  February 6, 2003























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


                            EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   99.1         Press release issued by SDC International, Inc., dated
                January 21, 2003.































                                  4

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